UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 24, 2007
(Date of earliest event reported)
TEMPLE-INLAND INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1300 MoPac Expressway South, Austin, Texas 78746
(Address of Principal Executive Offices, including Zip code)
(512) 434-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
          On October 24, 2007, the Company issued a press release announcing the Company’s earnings for the quarter ended September 29, 2007. A copy of the press release is furnished as exhibit 99.1 of this report.

Item 7.01.	Regulation FD Disclosure.
          On October 24, 2007, Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., participated in a conference call discussing the Company’s earnings for the quarter ended September 29, 2007. Copies of the presentation materials used by Mr. Jastrow are furnished as exhibit 99.2 of this report.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press release issued by the Company on October 24, 2007, announcing the Company’s earnings for the quarter ended September 29, 2007.

99.2	Presentation materials of Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., used in Mr. Jastrow’s conference call on October 24, 2007, discussing the Company’s earnings for the quarter ended September 29, 2007.
SIGNATURE
          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.
Date: October 24, 2007	By:	/s/ Doyle R. Simons
		Name:	Doyle R. Simons
		Title:	Executive Vice President

EXHIBIT INDEX

Exhibit	Description	Page

99.1	Press release issued by the Company on October 24, 2007, announcing the Company’s earnings for the quarter ended September 29, 2007	4

99.2	Presentation materials of Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., used in Mr. Jastrow’s conference call on October 24, 2007, discussing the Company’s earnings for the quarter ended September 29, 2007	14

3